Exhibit 10.3C

March 30, 2012

Advanced Drainage Systems, Inc.

4640 Trueman Blvd.

Hilliard, OH 43026

Re:	Amendment No. 3 to Amended and Restated Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Private Shelf Agreement, dated as of September 24, 2010, as amended by that certain Amendment No. 1 to Amended and Restated Private Shelf Agreement, dated December 12, 2011 and Limited Waiver and Amendment No. 2 to Amended and Restated Private Shelf Agreement dated March 9, 2012 (as so amended, the “Note Agreement”), between Advanced Drainage Systems, Inc., a Delaware corporation (the “Company”), on one hand, and Prudential Investment Management, Inc. (“Prudential”) and each other Prudential Affiliate as therein defined which becomes bound by certain provisions thereof as therein provided, on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested that Prudential and the holders of the Notes further amend the Note Agreement in connection with the ADS Aircraft Lease (as defined below) and authorize the Collateral Agent’s Disclaimer of Security Interest (as defined below) related thereto.

Prudential and the holders of the Notes executing this letter agreement are willing to agree to such amendments and authorization in the form and on the terms and conditions set forth below. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1. Amendments. From and after the Effective Date (as defined in Section 4 hereof) the parties hereto agree that the Note Agreement is amended as follows:

1.1. Clause (vii) of the definition of “Permitted Liens” in paragraph 10B of the Note Agreement is hereby amended and restated in its entirety to read as follows:

“(vii) Any Lien existing on the date of this Agreement or any date hereafter and described on Schedule 6C, and any renewals or extensions thereof, provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;”

1.2. Schedule 6C to the Note Agreement is hereby amended and restated to read in its entirety as attached to this letter agreement as “Schedule 6C”.

SECTION 2. Consent. In connection with the consummation of the ADS Aircraft Lease, Prudential and the holders of the Notes hereby authorize and consent to the Collateral Agent’s execution and delivery of the Disclaimer of Security Interest in substantially the form attached hereto as Exhibit 1 (the “Disclaimer of Security Interest”), to the Owner Trustee (as defined therein).

SECTION 3. Representations and Warranties. The Company represents and warrants to Prudential and each holder of a Note that, (i) the execution and delivery of this letter agreement has been duly authorized by all necessary corporate action on behalf of the Company and each Guarantor, this letter agreement has been executed and delivered by a duly authorized officer of the Company and each Guarantor, and the Company and each Guarantor has obtained all authorizations, consents, and approval necessary for the execution, delivery and performance of this letter agreement and such authorizations, consents and approval are in full force and effect, (ii) after giving effect hereto (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of the execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) no Event of Default or Default exists and (c) neither the Company nor any Subsidiary has paid or agreed to pay, and the Company and its Subsidiaries will not pay or agree to pay, any other fees or other consideration to the Bank Agent or any Bank (other than the legal fees paid to counsel for the Banks and Bank Agent) for or with respect to the amendments or waivers to the Credit Agreement or the Mexicana Credit Agreement referred to in Section 4.2 below.

SECTION 4. Conditions Precedent. The amendment in Section 1 of this letter agreement and the waiver in Section 2 of this letter agreement shall become effective on the date (the “Effective Date”) that each of the following conditions has been satisfied:

4.1. Documents. Prudential and each holder of a Note shall have received original counterparts of this letter executed by Prudential, the Required Holders, the Company and each Guarantor.

4.2. Credit Agreement Amendment and Credit Agreement and Mexicana Credit Agreement Waivers. Prudential and each holder of a Note shall have received an amendment to each of the Credit Agreement and the Mexicana Credit Agreement pursuant to which (i) the Credit Agreement or the Mexicana Credit Agreement, as the case may be, is amended to be consistent with the amendments of the Note Agreement as set forth in this letter agreement, and (ii) the Banks and the Bank Agent authorize and consent to the Collateral Agent’s execution and delivery of the Disclaimer of Security Interest to the Owner Trustee, in each case in form and substance satisfactory to Prudential and the Required Holders.

4.3. ADS Aircraft Lease. The Company and each Guarantor shall have delivered to the holders of the Notes true, correct and complete copies of the Aircraft Lease (S/N 560-6103), dated on or about the Effective Date, executed by the Company, as lessee thereunder, and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee under Trust Agreement dated as of April 3, 2006, as lessor thereunder, (the “ADS Aircraft Lease”), and all of the other agreements, documents and instruments in connection therewith, all of which in form and substance satisfactory to Prudential and the Required Holders.

4.4. Material Adverse Effect. Since March 31, 2011, no event causing a Material Adverse Effect shall have occurred with respect to the Company or the Guarantors.

4.5. Fees of Special Counsel to Prudential. All reasonable and documented fees, charges and disbursements of counsel to Prudential and the holders of the Notes to the extent invoiced on or prior to the Effective Date shall have been paid (which shall be paid directly to such counsel).

4.6. Representations. All statements set forth in Section 3 shall be true and correct as of the Effective Date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

4.7. Certificates. The Company and each Guarantor, by its execution and delivery of this letter agreement, shall have and be deemed to have certified to Prudential and the holders of the Notes that the certificates dated the December 12, 2011 and signed by the Secretary or an Assistant Secretary of the Company or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Effective Date.

4.8. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to Prudential and each holder of a Note and its counsel, and Prudential and each holder of a Note shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 5. Reference to and Effect on Note Agreement; Ratification of Note Agreement. Upon the effectiveness of the amendments to the Note Agreement made in this letter agreement, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of any holder of a Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or Note at any time. Nothing contained in this letter agreement shall be construed as a course of dealing or other implication that Prudential and any holder of a Note has agreed to or is prepared to grant any consents or agree to any amendments to the Note Agreement or any Note in the future, whether or not under similar circumstances.

SECTION 6. Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential or any holder of a Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential or such holder of a Note in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby. The obligations of Company under this Section 6 shall survive transfer by any holder of a Note of any Note and payment of any Note.

SECTION 7. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 8. Reaffirmation. Each Guarantor hereby consents to the foregoing amendment to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Guaranty Agreement after giving effect to such amendment. Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendment, that the Guaranty Agreement remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement continues to guaranty the Guarantied Obligations (as defined in the Guaranty Agreement) arising under or in connection with the Note Agreement or any of the Shelf Notes, as the same are amended by this letter agreement.

SECTION 9. Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very Truly Yours,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Joshua Shipley
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Joshua Shipley
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Joshua Shipley
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Joshua Shipley
Vice President

AMENDMENT NO. 3 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT

Accepted and Agreed:

COMPANY:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Secretary and Treasurer

GUARANTORS:

ADS WORLDWIDE, INC.
PSA, INC.
ADS STRUCTURES, INC.
ADS VENTURES, INC.
ADS INTERNATIONAL, INC.
HANCOR HOLDING CORPORATION
HANCOR, INC.
MEDIA PLUS, INC.
HANCOR INTERNATIONAL, INC.
SPARTAN CONCRETE, INC.
SEWER TAP, INC.
ADVANCED DRAINAGE OF OHIO, INC.
GREEN LINE POLYMERS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Secretary and Treasurer

STORMTECH LLC

By:	/s/ Ronald R. Vitarelli
Name:	Ronald R. Vitarelli
Title:	General Manager

AMENDMENT NO. 3 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT

SCHEDULE 6C

PERMITTED LIENS

Reference is made to Schedule 6B for a list of the Company’s facilities upon which mortgages exist.

Liens securing the obligations under each of the following:

•	The IDRB Facilities

•	Promissory Note, dated as of February 29, 2008, from Advanced Drainage Systems, Inc. in favor of JPMorgan Chase Bank, N.A. with respect to property related to the premises located at 4640 Trueman Boulevard, Hilliard, Ohio 43026

•	Commercial Term Note, dated as of August 17, 2004, from Advanced Drainage Systems, Inc. in favor of PNC Bank, National Association (successor to National City Bank) with respect to property related to the premises located at 2650 Hamilton-Eaton Road, Hamilton, Ohio 45011

•	Promissory Note, dated as of July 17, 2003, from Advanced Drainage Systems, Inc. in favor of United Financial Bancorp, Inc. (as assignee of General Electric Capital Business Asset Funding Corporation) with respect to property related to the premises located at 58 Wyoming Street, Ludlow, Massachusetts 01056

Liens set forth in each of the following:

•	The ADS Mexicana, S.A. de C.V. Participation Agreement, as amended from time to time

•	The ADS Latina, LLC Limited Liability Company Agreement, as amended from time to time

•	The Tuberías Tigre-ADS Limitada Interestholders Agreement, as amended from time to time

Any Liens or security interests in Collateral or the Purchase Documents (both as defined in the Aircraft Lease as in effect on March 30, 2012) in favor of The Wilmington Trust Company, as Owner Trustee under Trust Agreement dated as of April 3, 2006 (the “Lessor”), relating to that certain leased Cessna Model 560XL aircraft or arising under that certain (i) Aircraft Lease (as in effect on March 30, 2012), (ii) that certain Assignment of Purchase Agreement, dated on or about March 30, 2012, among the Lessor, Advanced Drainage Systems, Inc. and Cessna Aircraft Company (as in effect on March 30, 2012) or (iii) any other documentation related to any of the foregoing documents or to the transactions described therein.

AMENDMENT NO. 3 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT

Set forth below is a list of all other liens, none of which secure Funded Debt, except as set forth below:

DEBTOR	JURISDICTION	FILE NO. & DATE	SECURED PARTY	COLLATERAL
Hancor, Inc.	OH – Secretary of State	OH00073192577 01/23/2004	Gelco Corporation dbs GE Fleet Services	In lieu of financing statement from New York filed 05/31/2001 for One (1) 2000 Hyster H60XM Challenger

Hancor, Inc.	OH – Secretary of State	OH00078476029 06/16/2004	Gelco Corporation dbs GE Fleet Services	One 2004 Case 588G R/T Forklift

Hancor, Inc.	OH – Secretary of State	OH00079143934 07/08/2004	Gelco Corporation dbs GE Fleet Services	One Harlo Forklift

Hancor, Inc.	OH – Secretary of State	OH00083806057 11/23/2004	Gelco Corporation dbs GE Fleet Services	One Case model forklift

Hancor, Inc.	OH – Secretary of State	OH00122851545 01/14/2008	Gelco Corporation dbs GE Fleet Services	One Harlo Forklift and 2 Sellick Forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	1169749 4[1] 12/13/2001	General Electric Capital Corporation	560 Citation Aircraft

Advanced Drainage Systems, Inc.	DE – Secretary of State	22002891 07/29/2002	D.L. Peterson Trust	Lease: Forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	22389041 09/17/2002	D.L. Peterson Trust	Lease: In lieu of filings from VA, OH, CA, MS, PA, GA, FL, NC, KY, MA, UT, IA, IL, MN, AZ, WA for Forklifts.

Advanced Drainage Systems, Inc.	DE – Secretary of State	31824385 * 07/17/2003	General Electric Capital Business Asset Funding Corporation	Blanket lien over items located at 58 Wyoming Street, Ludlow, MA 01056

Advanced Drainage Systems, Inc.	DE – Secretary of State	40545881 02/26/2004	D.L. Peterson Trust	Lease: Lift trucks and forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	52432004 08/05/2005	Wells Fargo Equipment Finance, Inc.	1995 Cessna Citation Ultra Aircraft

Advanced Drainage Systems, Inc.	DE – Secretary of State	63483765 10/09/2006	Chesapeake Funding LLC	Lease: One forklift

[1]	The Company no longer leases this aircraft.

DEBTOR	JURISDICTION	FILE NO. & DATE	SECURED PARTY	COLLATERAL
Advanced Drainage Systems, Inc.	DE – Secretary of State	64187464 12/01/2006	Chesapeake Funding LLC	Lease: Lift trucks and forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	70789700 ** 02/27/2007	National City Bank	Blanket lien over assets located at Logan, New Jersey

Advanced Drainage Systems, Inc.	DE – Secretary of State	70796804 02/27/2007	Comdoc Inc.	Ricoh equipment located at various locations: CA, IN, GA, TX, MN, OH, FL, MS, NC, NY PA

Advanced Drainage Systems, Inc.	DE – Secretary of State	71199156 03/30/2007	Chesapeake Funding LLC	Lease: Forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	71425312 04/14/2007	Chesapeake Funding LLC	Lease: Forklifts

Advanced Drainage Systems, Inc.	DE – Secretary of State	74445465 11/19/2007	LaSalle National Leasing Corporation	One Cessna Citation Model Aircraft

Advanced Drainage Systems, Inc.	DE – Secretary of State	80809341 03/06/2008	IBM Credit LLC	IBM Computers

Advanced Drainage Systems, Inc.	DE – Secretary of State	81831955 05/29/2008	Comdoc, Inc.	Leased Collateral from Contract 24806420

Advanced Drainage Systems, Inc.	DE – Secretary of State	2009-4121445 12/23/09	Chesapeake Funding LLC	Specific leased equipment (lift truck)

Advanced Drainage Systems, Inc.	DE – Secretary of State	2010-0075642 01/08/10	ComDoc Leasing	Specific leased Xerox office equipment

Advanced Drainage Systems, Inc.	DE – Secretary of State	2010-2255481 06/29/10	Wells Fargo Bank, N.A.	Specific equipment (Cat walk-behind scrubber – S/N 57077)

Advanced Drainage Systems, Inc.	DE – Secretary of State	2010-2255499 06/29/10	Wells Fargo Bank, N.A.	Specific equipment (Cat walk-behind scrubber – S/N 56863)

*	This lien secures Funded Debt and relates to the mortgage on the Ludlow, MA property described on Schedule 6B.
**	This lien secures Funded Debt and relates to the mortgage on the Logan, NJ property described on Schedule 6B.